UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 7, 2022

Date of Report

(Date of earliest event reported)

Commission file number: 000-53994

LZG INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

FLORIDA (State or other jurisdiction of incorporation or organization)	98-0234906 (I.R.S. Employer Identification No.)
2157 S. LINCOLN STREET, SUITE 401, SALT LAKE CITY, UTAH (Address of principal executive offices)	84106 (Zip code)
Registrant's telephone number, including area code: (801) 323-2395

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SPECIAL NOTE ABOUT FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K filed by LZG International, Inc. with the Securities and Exchange Commission (the “SEC”) contains or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, management; as well as estimates and assumptions made by management. When used in this report, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan” or the negative of these terms and similar expressions as they relate to the Company or management, identify forward looking statements.

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into A Material Definitive Agreement

LZG International, Inc. (“LZG” or “the Company”) has entered into an Intellagents, LLC Asset Purchase Agreement (“Asset Purchase Agreement”), dated February 23, 2022 (See Exhibit 10.1). Subject to satisfaction or waiver of each party’s conditions and obligations as outlined in the Asset Purchase Agreement, the parties will close this transaction at a future date (“Closing Date”).

Intellagents, LLC is engaged in the business of creating, orchestrating and selling software as a service, and software as a business, within the larger insurance ecosystem services market. Intellagents agreed to sell and assign substantially all of its assets, properties and rights to LZG, except for certain excluded assets and liabilities.

LZG agreed to purchase Intellagents’ assets for three million dollars ($3,000,000), subject to adjustments and the assumption of certain liabilities. At the Closing Date LZG will pay two hundred thousand dollars ($200,000) in cash and will issue 2,800,000 shares of common stock to Intellagents. The shares will be valued at two million eight hundred thousand dollars ($2,800,000), $1.00 per share. The amount of shares may be adjusted if the LZG common stock is trading under $1.00 on the Closing Date. Currently, the Company’s shares are not trading. Post-closing adjustments may be used based upon a working capital statement to be provided by LZG based upon the current assets, less current liabilities, determined as of the Closing Date. Within sixty (60) days after the Closing Date, LZG shall prepare and deliver to Intellagents a statement setting forth its calculation of the working capital.

The Asset Purchase Agreement provides that Intellagents will assign certain contracts and IP agreements to LZG, including Intellagents’ employment agreements with its officers Eric Hall, CEO; Mark Stender, President; and Michael Cocca, CTO.

The issuance of the Company’s common stock pursuant to the Asset Purchase Agreement is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Section 4(2) thereof. The common shares to be issued for the assets will not be registered under the Securities Act and will be restricted and may not be offered or sold absent registration or an applicable exemption from registration.

Except for the Asset Purchase Agreement and the transactions contemplated thereby, neither Intellagents, nor any of its officers or directors serving before the Asset Purchase Agreement had any material relationship with LZG or LZG’s affiliates prior to this transaction.

SECTION 2 – FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the Asset Purchase Agreement, LZG will acquire the Intellagents’ software and services that transform, modernize, and interconnect the insurance industry and leverage the dynamics of the gig economy. LZG also acquires the Intellagents’ Smart Insurance Ecosystem platform (“Ecosystem Platform”) which enables rapid and secure connections between insurance brokers, digital insurance exchanges, data providers, insurtechs, core insurance platform providers, artificial intelligence insight/foresight providers and insurance company systems and processes. The Ecosystem Platform accelerates novel innovation and revenue growth. It allows insurers and brokers to rapidly improve client engagement and improves efficiencies in existing distribution channels. It also allows insurers and brokers to enter new distribution channels, leverage alternative data and AI for better risk selection and pricing, while improving product speed to market and expediting “book of business acquisitions”. The Ecosystem Platform low code/no code platform works with existing systems, does not require long and expensive implementation projects or redirection of already busy IT resources. The Ecosystem Platform is also useable for the Property Casualty Insurance market and provides a wide variety of capabilities in the Life and Health Insurance sectors.

The Intellagents’ software and services are distributed through both OEM/distribution channels and direct sales to insurance companies, insurance brokers, digital insurance exchanges, data providers, insurtechs, core insurance platform providers and artificial intelligence foresight providers.

The Company will market its products directly and through distribution with value-added resellers and strategic partners. Direct marketing efforts include internet and email campaigns, tele-sales and virtual and in person follow ups. We anticipate having ten sales people able to work from anywhere. Distribution efforts include relationships with global and regional systems integrators (“SIs”), value added resellers (“VARs”), independent software vendors (“ISVs”), vertical software application developers and combinations of the above. Potential customers for LZG will include large systems integrators and F1000 insurance companies, small, regional, or specialty insurance providers, MGA’s and core insurance system vendors and insuretechs.

Competition is this market includes iPipeline, a division of Roper Technologies (NYSE: ROP), focusing on Life and Annuities insurance markets, but currently not offering AI-enabled insights or foresights. The Intellagents’ software and services do not have competitors in the property and causality insurance ecosystem platform market. Combined with LZG’s FatBrain dynamic risk intelligent platform, the Intellagents’ software and services enjoy a differentiated competitive position enabling insurance companies, distributors, and partners to create new products based on market climate and emerging opportunity. It also provides effective price risk and drive performance improvement via peer intelligence. LZG’s future insurance industry customers may leapfrog their competition via LZG’s AI solutions as new industry and market opportunities emerge. LZG’s new software and services will be the only offering to leverage AI plus alternative data to also integrate decision-making into an insurance company’s existing systems and process.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The securities to be issued pursuant to the Asset Purchase Agreement will not be registered under the Securities Act. These securities qualify for exemption under Section 4(2) of the Securities Act since the issuance of the securities by the Company does not involve a public offering. The offering is not a “public offering” as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, the size of the offering, the manner of the offering and the number of securities offered. We did not undertake an offering in which we sold a high number of securities to a high number of investors. In addition, the shareholder(s) receiving the shares have the necessary investment intent as required by Section 4(2) of the Securities Act since they agreed to and will receive a share certificate bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and, therefore, not be part of a “public offering.” Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a)       Financial Statements.

None.

(b)       Pro Forma Financial Information.

The pro forma financial information shall be filed by amendment to this Form 8-K no later than 71 days after the Closing Date.

(c)       Shell Company Transactions.

None.

(d)	Exhibits.

The following exhibits are either filed as a part hereof or are incorporated by reference. Exhibit numbers correspond to the numbering system in Item 601 of Regulation S-K.

Exhibit No.	Description
10.1	Intellagents, LLC Asset Contribution Agreement, dated February 23, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 7, 2022	By: /s/ Greg L. Popp Greg L. Popp President and Director
Date: March 7, 2022	By: /s/ Peter B. Ritz Peter B. Ritz Chief Executive and Financial Officer Secretary Chairman of the Board